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                 SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549-1004


                            FORM 8-K


                          CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):February 14, 1996



                          MOBIL CORPORATION
        (Exact name of registrant as specified in its charter)


       DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)




                          3225 Gallows Road
                    Fairfax, Virginia 22037-0001
                      Telephone: (703) 846-3000
              (Address of principal executive offices)





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Item 5. Other Events

        The Registrant hereby incorporates by reference herein the information set forth in its News Release dated February 14, 1996, a copy of which is annexed hereto as exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

      (c) Exhibits.
            99. Mobil Corporation News Release dated February 14, 1996 which announced that its Australian subsidiary, Mobil Exploration & Producing Australia Pty Ltd has acquired a substantial position in Ampolex Limited through the purchase of its listed securities and has made a proposal to acquire the Australian oil and gas exploration and producing company.

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                            SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By              /S/GORDON G. GARNEY
NAME AND TITLE  Gordon G. Garney, Senior Assistant Secretary
DATE            February 14, 1996

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                             EXHIBIT INDEX


  EXHIBIT                                  SUBMISSION MEDIA
  -------                                  ----------------


 99.    Mobil Corporation,                   Electronic
        News Release dated
        February 14, 1996